SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2001

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                       0-26483                94-3236309
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer of
incorporation or organization)                            Identification Number)


             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)


        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On October 3, 2001, VaxGen, Inc. (the "Company") issued a press release announcing that the Company was awarded a second NIH grant for development of a vaccine designed to prevent infection by HIV subtype C, the most widespread form of the virus and is the most common subtype found in Southern Africa, India and China.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     EXHIBIT   DESCRIPTION

     99.1      Press Release of VaxGen, Inc. issued October 3, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VaxGen, Inc.
                                        (Registrant)

Dated: November 8, 2001                 By:  /s/  Carter A. Lee
                                        ---------------------------------
                                        Carter A. Lee
                                        Senior Vice President
                                        Finance & Administration

                                  EXHIBIT INDEX


     EXHIBIT No.    DESCRIPTION
     -----------    -----------
     99.1           Press Release of VaxGen, Inc. issued October 3, 2001.